================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                       DECEMBER 7, 2004 (OCTOBER 19, 2004)

                  BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT
                                    FUND I LP
             (Exact Name of Registrant as Specified in Its Charter)

             TEXAS                  333-100126                 71-0897613
(State or other jurisdiction of    (Commission              (I.R.S. Employer
 incorporation or organization)    File Number)            Identification No.)


                 15601 DALLAS PARKWAY, SUITE 600, ADDISON, TEXAS
                                      75001
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (866) 655-1610
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

     Pursuant to the requirements of the Securities and Exchange Act of 1934, Behringer Harvard Mid-Term Value Enhancement Fund I LP (the "Partnership") hereby amends its Current Report on Form 8-K dated October 25, 2004 to provide the required financial statements relating to the acquisition by the Partnership of the Tucson Way Property, located in Englewood, Colorado, a suburb of Denver, Colorado, as described in such Current Report.

     After reasonable inquiry, the Partnership is not aware of any material factors relating to the Tucson Way Property that would cause the reported financial information relating to the Tucson Way Property not to be necessarily indicative of future operating results.


ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS
                                                                            Page

     (a)  Financial Statements of Businesses Acquired.

          Report of Independent Auditors.......................................3

          Statement of Revenues and Certain Expenses for the year ended
            December 31, 2003 and the nine month period ended
            September 30, 2004 ................................................4

          Notes to the Statement of Revenues and Certain Expenses .............5


     (b)  Pro Forma Financial Information.

          Unaudited Pro Forma Consolidated Financial Information...............7

          Unaudited Pro Forma Consolidated Balance Sheet as of
            September 30, 2004.................................................8

          Unaudited Pro Forma Consolidated Statement of Operations for
            the nine month period ended September 30, 2004.....................9

          Unaudited Pro Forma Consolidated Statement of Operations for
            the year ended December 31, 2003..................................10

          Unaudited Notes to Pro Forma Consolidated Statements of
            Operations........................................................11


     (c)  Exhibits.

          None

                         REPORT OF INDEPENDENT AUDITORS


To the Partners of Behringer Harvard
Mid-Term Value Enhancement Fund I LP

We have audited the accompanying Statement of Revenues and Certain Expenses of the Tucson Way Property (the "Tucson Way Property") for the year ended December 31, 2003. This Statement of Revenues and Certain Expenses is the responsibility of the Behringer Harvard Mid-Term Value Enhancement Fund I LP's management. Our responsibility is to express an opinion on the Statement of Revenues and Certain Expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenues and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenues and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenues and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Certain Expenses was prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Tucson Way Property's revenues and expenses.

In our opinion, the Statement of Revenues and Certain Expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of the Tucson Way Property for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.




/s/ PricewaterhouseCoopers LLP

Dallas, Texas
November 29, 2004

TUCSON WAY
STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE NINE MONTH PERIOD ENDED
SEPTEMBER 30, 2004
--------------------------------------------------------------------------------

                                                                   NINE MONTH
                                                                  PERIOD ENDED
                                               YEAR ENDED        SEPTEMBER 30,
                                              DECEMBER 31,            2004
                                                  2003            (UNAUDITED)
                                           ------------------  -----------------

Revenues:
    Rental revenue                          $        831,735    $       623,802
    Tenant reimbursement income                      552,320            445,093
                                           ------------------  -----------------

        Total revenues                             1,384,055          1,068,895
                                           ------------------  -----------------

Expenses:
    Maintenance and service contracts                 75,212             53,572
    Utilities                                        145,325            119,719
    Management fees                                   44,395             38,707
    Administrative expenses                           23,622             26,262
    Property taxes and insurance                     179,887            135,723
    Repairs and maintenance                           99,779             79,567
                                           ------------------  -----------------

        Total expenses                               568,220            453,550
                                           ------------------  -----------------

Revenues in excess of certain expenses      $        815,835    $       615,345
                                           ==================  =================


         The accompanying notes are an integral part of this statement.

             BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND I LP NOTES TO THE STATEMENT OF REVENUES AND CERTAIN EXPENSES

1.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     On October 19, 2004, Behringer Harvard 7400 Tucson Way, LLC, (the "Company"), a wholly owned subsidiary of Behringer Harvard Mid-Term Value Enhancement Fund I LP (the "Partnership"), acquired a two-story office building containing approximately 70,660 rentable square feet (unaudited) located on approximately 6.02 acres of land (unaudited) (the "Tucson Way Property") located in Englewood, Colorado, a suburb of Denver, Colorado.

     The Tucson Way Property is a single tenant building occupied by Raytheon Company subject to a triple-net lease that expires in April 2012.

     The accompanying statements of revenues and certain expenses have been prepared on the accrual basis of accounting. The statement has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a current report on Form 8-K of the Partnership. The statement is not intended to be a complete presentation of the revenues and expenses of the Tucson Way Property for the year ended December 31, 2003 as certain expenses, primarily depreciation and amortization expense, interest expense, and other costs not directly related to the future operations of the Tucson Way Property have been excluded.

     REVENUE RECOGNITION
     The tenant lease is accounted for as an operating lease. Rental revenue is recognized on a straight-line basis over the term of the lease. Recoverable income consists of recovery of certain operating expenses. Recoveries of certain operating expenses are recognized as revenues in the period the applicable costs are incurred.

     ESTIMATES
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions about the reported amounts of revenues and certain expenses during the reporting periods. Actual results may differ from those estimates.

2.   LEASES

     The minimum future cash rentals of the tenant lease based on the noncancelable operating lease held as of December 31, 2003 are as follows:

     2004                                                  $        785,118
     2005                                                           800,820
     2006                                                           816,836
     2007                                                           833,173
     2008                                                           849,836
     Thereafter                                                   2,362,127
                                                          ------------------

             Total                                         $      6,447,910
                                                          ==================

3.   MAJOR TENANTS

     The following presents revenue from the tenant who individually represents more than 10% of the Tucson Way Property's total revenue for the year ended December 31, 2003:

     Raytheon Company                                          $1,384,055

4. STATEMENT OF REVENUES AND CERTAIN EXPENSES FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2004

     The statement of revenues and certain expenses for the nine-month period ended September 30, 2004 is unaudited. In the opinion of management, all significant adjustments necessary for a fair presentation of the statement for the interim period have been included. The results of operations for the interim periods are not necessarily indicative of the results to be expected for a full year for the operation of the Tucson Way Property.

             BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND I LP UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

     On October 19, 2004, the Partnership acquired the Tucson Way Property, a two-story office building containing approximately 70,660 rentable square feet, located on approximately 6.02 acres of land in Englewood, Colorado, a suburb of Denver, Colorado. The purchase price of the Tucson Way Property was $9,269,472, including closing costs. The Partnership used proceeds from its public offering to pay the entire purchase price and all closing costs of the acquisition.

     In the opinion of management of the Partnership, all material adjustments necessary to reflect the effects of the above transaction have been made.

             BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND I LP
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2004

     The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the Partnership had acquired the Tucson Way Property as of September 30, 2004. This Pro Forma Consolidated Balance Sheet should be read in conjunction with the Pro Forma Consolidated Statement of Operations of the Partnership and the historical financial statements and notes thereto of the Partnership as filed on Form 10-Q for the nine months ended September 30, 2004. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Partnership completed the above transaction on September 30, 2004, nor does it purport to represent the future operations of the Partnership.

                                                             SEPTEMBER 30, 2004
                                                                 AS REPORTED            PRO FORMA              PRO FORMA
                                                                     (a)               ADJUSTMENTS         SEPTEMBER 30, 2004
                                                            ----------------------   ----------------    -----------------------
Assets
        REAL ESTATE
        Land                                                 $          2,786,232     $      800,000  (b) $           3,586,232
        Buildings, net                                                  5,412,634          5,653,543  (b)            11,066,177
        Real estate intangibles, net                                      659,313          2,992,958  (b)             3,652,271
                                                            ----------------------   ----------------    -----------------------
        TOTAL REAL ESTATE                                               8,858,179          9,446,501                 18,304,680

        Cash and cash equivalents                                       7,191,129         (9,269,472) (b)                     -
                                                                                           2,000,000  (c)
                                                                                              78,343  (d)
        Restricted cash                                                 1,262,789                  -                  1,262,789
        Accounts receivable                                                54,518                  -                     54,518
        Prepaid expenses and other assets                               2,130,766              5,733  (b)               136,499
                                                                                          (2,000,000) (c)
                                                            ----------------------   ----------------    -----------------------
TOTAL ASSETS                                                 $         19,497,381     $      261,105      $          19,758,486
                                                            ======================   ================    =======================

LIABILITIES AND PARTNERS' CAPITAL

LIABILITIES
        Payables to affiliates                                             90,007                  -                     90,007
        Distributions payable                                              96,235                  -                     96,235
        Accrued liabilities                                               326,128            182,762  (b)               508,890
        Subscriptions for limited partnership units                     1,263,045                  -                  1,263,045
                                                            ----------------------   ----------------    -----------------------
TOTAL LIABILITIES                                                       1,775,415            182,762                  1,958,177

COMMITMENTS AND CONTINGENCIES

PARTNERS' CAPITAL
        Limited partners, 44,000,000 units authorized;
        2,078,706 units issued and outstanding                         17,721,494             78,343  (d)            17,799,837
        General partners                                                      472                  -                        472
                                                            ----------------------   ----------------    -----------------------
TOTAL PARTNERS' CAPITAL                                                17,721,966             78,343                 17,800,309
                                                            ----------------------   ----------------    -----------------------
TOTAL LIABILITIES AND PARTNERS' CAPITAL                      $         19,497,381     $      261,105      $          19,758,486
                                                            ======================   ================    =======================

             BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND I LP
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

     The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Partnership had acquired the Tucson Way Property as of January 1, 2003. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto of the Partnership as filed on Form 10-Q for the nine months ended September 30, 2004. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Partnership completed the above transaction on January 1, 2003, nor does it purport to represent the future operations of the Partnership.

                                      NINE MONTHS ENDED   PRIOR ACQUISITION    STATEMENT OF
                                      September 30, 2004      Pro Forma        Revenues and                           Pro Forma
                                          as Reported        Adjustments     Certain Expenses      Pro Forma      Nine months ended
                                              (a)                (b)               (c)            Adjustments     September 30, 2004
                                      ------------------  -----------------  -----------------   -------------    ------------------
Revenue
  Rental revenue                       $        526,279    $       506,732    $       623,802     $   (48,084)(d)  $       1,608,729
  Other income                                        -             35,561            445,093               -                480,654
                                      ------------------  -----------------  -----------------   -------------    ------------------
TOTAL REVENUES                                  526,279            542,293          1,068,895         (48,084)             2,089,383

EXPENSES
  Property operating expenses                   174,344            180,291            261,472               -                616,107
  Real estate taxes                              65,050             56,882            127,109               -                249,041
  Property and asset management fees             28,874             35,318             38,707         (38,707)(e)            123,905
                                                                                                       24,952 (f)
                                                                                                       34,761 (g)
  General and administrative                    217,282              2,226             26,262               -                245,770
  Depreciation and amortization                 126,668            168,284                  -         392,961 (h)            687,913
                                      ------------------  -----------------  -----------------   -------------    ------------------
TOTAL EXPENSES                                  612,218            443,001            453,550         413,967             1,922,736

OTHER INCOME                                     26,081                  -                  -               -                26,081
                                      ------------------  -----------------  -----------------   -------------    ------------------


NET INCOME (LOSS)                      $        (59,858)   $        99,292    $       615,345     $  (462,051)      $       192,728
                                      ==================  =================  =================   =============    ==================

ALLOCATION OF NET INCOME (LOSS):
Net income (loss) allocated to
  general partners                     $             (2)                                                           $              6
                                      ==================                                                          ==================
Net income (loss) allocated to
  limited partners                     $        (59,856)                                                           $        192,722
                                      ==================                                                          ==================

WEIGHTED AVERAGE NUMBER OF LIMITED
  PARTNERSHIP UNITS OUTSTANDING                 911,719                                             1,151,030 (i)         2,062,749
                                      ==================                                         =============    ==================

NET INCOME (LOSS) PER LIMITED
  PARTNERSHIP UNIT                     $          (0.07)                                                           $           0.09
                                      ==================                                                          ==================

             BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND I LP
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

     The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Partnership had acquired the Tucson Way Property as of January 1, 2003. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto of the Partnership as filed on Form 10-K for the year ended December 31, 2003. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Partnership completed the above transaction on January 1, 2003, nor does it purport to represent the future operations of the Partnership.

                                                                  PRIOR            STATEMENT OF
                                           YEAR ENDED           ACQUISITION        Revenues and                        YEAR ENDED
                                        December 31, 2003        Pro Forma            Certain                         December 31,
                                           As Reported          Adjustments          Expenses         Pro Forma           2003
                                               (a)                  (b)                (c)           Adjustments        Pro Forma
                                       -------------------    ---------------     --------------   ---------------   ---------------
Revenue
   Rental revenue                       $               -      $    1,309,976      $    831,735     $     (64,112)(d) $   2,077,599
   Recoverable expenses                                 -             141,663           552,320                 -           693,983
                                       -------------------    ---------------     --------------   ---------------   ---------------
TOTAL REVENUES                                          -           1,451,639         1,384,055           (64,112)        2,771,582

EXPENSES
   Property operating expenses                          -             360,237           330,672                 -           690,909
   Real estate taxes                                    -             149,749           169,531                 -           319,280
   Property and asset management fees                   -              89,348            44,395           (44,395)(e)       168,964
                                                                                                           33,269 (f)
                                                                                                           46,347 (g)
   General and administrative                     103,724              7,909             23,622                 -           135,255
   Depreciation and amortization                        -            398,643                  -           523,948 (h)       922,591
                                       -------------------    ---------------     --------------   ---------------   ---------------
TOTAL EXPENSES                                    103,724          1,005,886            568,220           559,169         2,236,999

OTHER INCOME                                           84                  -                  -                 -                84
                                       -------------------    ---------------     --------------   ---------------   ---------------
NET INCOME (LOSS)                       $        (103,640)     $     445,753       $    815,835     $    (623,281)    $     534,667
                                       ===================    ===============     ==============   ===============   ===============

ALLOCATION OF NET INCOME (LOSS):
Net income (loss) allocated to
   general partners                     $             (26)                                                            $         134
                                       ===================                                                           ===============
Net income (loss) allocated to
   limited partners                     $        (103,614)                                                            $     534,533
                                       ===================                                                           ===============

WEIGHTED AVERAGE NUMBER OF LIMITED
   PARTNERSHIP UNITS OUTSTANDING                    5,000                                               2,057,331 (i)     2,062,331
                                       ===================                                         ===============   ===============

NET INCOME (LOSS) PER LIMITED
   PARTNERSHIP UNIT                     $          (20.73)                                                            $        0.26
                                       ===================                                                           ===============

             BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND I LP UNAUDITED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
a. Reflects the Partnership's historical balance sheet as of September 30, 2004.
b. Reflects the acquisition of Tucson Way by the Partnership for $9,269,472. The Partnership allocated its purchase price to the assets and liabilities below and estimated the remaining useful lives of its tangible and intangible assets as follows:

                        DESCRIPTION                  ALLOCATION          ESTIMATED USEFUL LIFE
                        -----------                  ----------          ---------------------
     Land                                           $     800,000                  -
     Building                                           5,653,543               25 years
     Above market lease                                   480,837              7.50 years
     Tenant improvements, leasing commissions
        & legal fees                                    1,258,324              7.50 years
     In-place lease                                       557,360              7.50 years
     Tenant relationship                                  696,437             12.50 years
     Prepaid expenses and other assets                      5,733                  -
     Deferred rental revenue                              (47,500)                 -
     Accrued property taxes                              (135,213)                 -
     Other accruals                                           (49)                 -
                                                   ---------------
                                                    $   9,269,472
                                                   ===============

     The Partnership allocated the purchase price to the above tangible and identified intangible assets based on their fair values in accordance with Statement of Financial Accounting Standards No. 141, "Business Combinations" as follows:

     The Partnership determines the value of above-market and below-market in-place leases for acquired properties based on the present value (using an interest rate which reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management's estimate of current market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable terms of the respective leases. The fair value of above-market and below-market leases are recorded by the Partnership as intangible assets and amortized as an adjustment to rental income over the remaining non-cancelable terms of the respective leases.

     The total value of identified real estate intangible assets acquired are further allocated to in-place lease values, in-place tenant improvements, in-place tenant leasing commissions and the tenant relationship based on management's evaluation of the specific characteristics of the tenant's lease and the Partnership's overall relationship with the tenant. The aggregate value for tenant improvements and leasing commissions are based on estimates of these costs incurred at inception of the acquired lease, amortized through the date of acquisition. The aggregate value of the in-place lease acquired and tenant relationship is determined by applying a fair value model. The estimates of fair value of the in-place lease includes an estimate of carrying costs during the expected lease-up periods for the space considering current market conditions. In estimating the carrying costs that would have otherwise been incurred had the lease not been in place, management includes such items as real estate taxes, insurance and other operating expenses as well as lost rental revenue during the expected lease-up period based on current market conditions. The estimates of fair value of the tenant relationship also include costs to execute a similar lease including leasing commissions, legal and tenant improvements as well as an estimate of the likelihood of renewal as determined by management.

     The Partnership amortizes the value of the in-place lease and in-place tenant improvements to expense over the initial term of the lease. The value of tenant relationship intangibles is amortized to expense over the initial term and any anticipated renewal periods, but in no event does the amortization period for intangible assets exceed the remaining depreciable life of the building. Should the tenant terminate its lease, the unamortized portion of the related lease intangibles would be charged to expense.

     Amounts allocated to land are derived from appraisals. Amounts allocated to buildings are calculated and recorded as if the building was vacant upon purchase and were calculated as replacement cost less depreciation. The value of the building is depreciated over the estimated useful life of 25 years using the straight-line method.

c.   Reflects the escrow deposits used in the purchase of the Tucson Way
     Property.

d. The Partnership actually issued 307,839 partnership units during the period October 1, 2004 through October 18, 2004 for net proceeds of $2,709,751. This adjustment reflects the issuance of 8,903 partnership units for net proceeds of $78,343 as this is the pro forma amount necessary for the Partnership to complete the acquisition of the Tucson Way Property after September 30, 2004 from cash on hand.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

a. Reflects the historical operations of the Partnership for the nine months ended September 30, 2004.

b. Reflects the combined Pro Forma results for the Hopkins and Northpoint Properties, as reported in Form 8-K/A dated September 13, 2004.

c. Reflects the historical revenues and certain expenses of the Tucson Way Property.

d. Reflects the amortization of the above market lease value over the remaining non-cancelable term of the lease of approximately 90 months.

e. Reflects the reversal of historical property and asset management fees for the Tucson Way Property.

f. Reflects the property management fees associated with the current management of the Tucson Way Property by HPT Management Services LP, an affiliate of the Partnership. HPT Management Services LP will receive 4% of annual gross revenues, as defined in the property management agreement.

g. Reflects asset management fees associated with the Tucson Way Property. The asset is managed by HPT Management Services LP, an affiliate of the Partnership, for an annual asset management fee of 0.5% of the asset value.

h. Reflects depreciation and amortization of the Tucson Way Property using the straight-line method over the estimated useful lives as follows:

                   DESCRIPTION          ALLOCATION        ESTIMATED USEFUL LIFE
                   -----------          ----------        ---------------------
     Building                           $5,653,543               25 years
     Real estate intangibles1            2,992,958              7.50 years

     (1) Included in real estate intangibles is $480,837 of above market lease value, which is amortized to rental income. See Note d.

     i. Reflects the adjustment to historical weighted average number of limited partnership units outstanding to reflect the acceptance of units needed to provide for the cash purchase price of the Hopkins, Northpoint and Tucson Way Properties. The adjustment is computed as follows:


     Cash needed to acquire the Hopkins Property          $        3,056,377
     Cash needed to acquire the Northpoint Property                5,822,663
     Cash needed to acquire the Tucson Way Property                9,269,472
                                                         --------------------
                                                          $       18,148,512
                                                         ====================

     Net cash received from each share of common
        stock issued                                      $             8.80 (1)
                                                         ====================

     Limited partnership units needed to purchase the
        Hopkins, Northpoint and Tucson Way Properties              2,062,331
     Plus weighted average of limited partnership
        units actually outstanding at September 30, 2004
        in excess of 2,062,331                                           418
     Less historical weighted average of common stock
        outstanding at December 31, 2003                            (911,719)
                                                         --------------------
                                                                   1,151,030
                                                         ====================

     (1) Net cash received per limited partnership unit issued is computed as $10 gross proceeds per unit less $0.70 commissions per unit, $0.25 broker dealer fees per unit and $0.25 organization and offering costs per unit.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003

a. Reflects the historical operations of the Partnership for the year ended December 31, 2003.

b. Reflects the combined Pro Forma results for the Hopkins and Northpoint Properties, as reported in Form 8-K/A dated September 13, 2004.

c. Reflects the historical revenues and certain expenses of the Tucson Way Property.

d. Reflects the amortization of the above market lease value over the remaining non-cancelable term of the leases of approximately 90 months.

e. Reflects the reversal of historical property and asset management fees for the Tucson Way Property.

f. Reflects the property management fees associated with the current management of the Tucson Way Property by HPT Management Services LP, an affiliate of the Partnership. HPT Management Services LP will receive 4% of annual gross revenues, as defined in the property management agreement.

g. Reflects asset management fees associated with the Tucson Way Property. The asset is managed by HPT Management Services LP, an affiliate of the Partnership, for an annual asset management fee of 0.5% of the asset value.


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

h. Reflects depreciation and amortization of the Tucson Way Property using the straight-line method over the estimated useful lives as follows:


     DESCRIPTION                        ALLOCATION       ESTIMATED USEFUL LIFE
     -----------                        ----------       ---------------------
     Building                           $5,653,543             25 years
     Real estate intangibles1            2,992,958            7.50 years

     (1) Included in real estate intangibles is $480,837 of above market lease value, which is amortized to rental income. See Note d.

i. Reflects the adjustment to historical weighted average number of limited partnership units outstanding to reflect the acceptance of units needed to provide for the cash purchase price of the Hopkins, Northpoint and Tucson Way Properties. The adjustment is computed as follows:


     Cash needed to acquire the Hopkins Property            $     3,056,377
     Cash needed to acquire the Northpoint Property               5,822,663
     Cash needed to acquire the Tucson Way Property               9,269,472
                                                           -----------------
                                                            $    18,148,512
                                                           =================

     Net cash received from each share of common
       stock issued                                         $          8.80 (1)
                                                           =================

     Limited partnership units needed to purchase the
       Hopkins, Northpoint and Tucson Way Properties              2,062,331
     Less historical weighted average of common stock
       outstanding at December 31, 2003                              (5,000)
                                                           -----------------
                                                                  2,057,331
                                                           =================

     (1) Net cash received per limited partnership unit issued is computed as $10 gross proceeds per unit less $0.70 commissions per unit, $0.25 broker dealer fees per unit and $0.25 organization and offering costs per unit.


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

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                        Behringer Harvard Mid-Term Value Enhancement Fund I LP


                                        By:     Behringer Harvard Advisors I LP
                                                Co-General Partner





     Dated: December 7, 2004            By:     /s/ Gary S. Bresky
                                                --------------------------------
                                                Gary S. Bresky
                                                Chief Financial Officer and
                                                Treasurer


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